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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BLACKWATER MIDSTREAM CORP. (the "Company") on Form 10-KSB for the year ended MARCH 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Christopher A. Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 15, 2008.

                                                   /s/ CHRISTOPHER A. WILSON
                                                   -------------------------
                                                   Christopher A. Wilson
                                                   Chief Financial Officer